                                                                    EXHIBIT 99.2


               UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION
                  OF TUT SYSTEMS, INC. AND XSTREAMIS LIMITED


   The following unaudited pro forma combined financial information for Tut Systems, Inc. (the "Company") consist of the Unaudited Pro Forma Combined Statements of Operations for the three months ended March 31, 2000 and for the year ended December 31, 1999 and the Unaudited Pro Forma Combined Balance Sheets as of March 31, 2000. This pro forma financial information gives effect to Tut's acquisition of Xstreamis Limited ("Xstreamis") to be accounted for as purchase.

   The Xstreamis acquisition was consummated on May 26, 2000. The stockholders of Xstreamis received 439,137 shares of Tut common stock and $100,000 in cash on a pro-rata basis among the shareholders in exchange for 16,843,253 shares of Xstreamis. Additionally, Tut exchanged fully vested stock options to purchase 10,863 shares of Tut common stock for fully vested stock options to purchase 416,619 of Xstreamis shares.

   The unaudited pro forma combined balance sheet at March 31, 2000 gives effect to the acquisition as if it had occurred on March 31, 2000, by consolidating the balance sheet of Xstreamis with the balance sheet of Tut at March 31, 2000.

   The unaudited pro forma combined statement of operations for the three months ended March 31, 2000 gives effect to the acquisition as if it had occurred on January 1, 2000, by consolidating the results of Xstreamis with the results of Tut.

   The unaudited pro forma combined statements of operations for the year ended December 31, 1999 gives effect to the acquisition as if it had occurred on January 1, 1999, by consolidating the results of operations of Xstreamis with the results of operations of Tut.

   The unaudited pro forma combined statements of operations are not necessarily indicative of the operating results that would have been achieved had the transaction been in effect as of the beginning of the periods presented and should not be constructed as being representative of future operating results.

                               TUT SYSTEMS, INC.
                  UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                                (IN THOUSANDS)


                                                                                    March 31, 2000
                                                           ------------------------------------------------------------------
                                                                                                                   Pro Forma
                                                               Tut            Xstreamis        Adjustments         Combined
                                                           -----------       -----------       -----------       -----------
ASSETS
Current assets:
  Cash and cash equivalents                                $   157,248       $     2,032       $         -       $   159,280
  Short-term investments                                         9,246                 -                 -             9,246
  Accounts receivable, net                                      10,378                 -                 -            10,378
  Inventory                                                     11,692                 -                 -            11,692
  Prepaid expenses and other current assets                      3,007                78                 -             3,085
                                                           -----------       -----------       -----------       -----------
       Total current assets                                    191,571             2,110                 -           193,681

Property and equipment, net                                      4,188               158                 -             4,346
Other assets                                                    32,706                 -            19,948 A          52,654
                                                           -----------       -----------       -----------       -----------

       Total assets                                        $   228,465       $     2,268       $    19,948       $   250,681
                                                           ===========       ===========       ===========       ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable                                         $     6,286       $       183       $         -       $     6,469
  Accrued expenses and other payables                            6,297             1,608               597  A          8,502
  Lines of credit                                                1,571                 -                 -             1,571
  Deferred revenue                                                 815                 -                 -               815
                                                           -----------       -----------       -----------       -----------
       Total current liabilities                                14,969             1,791               597            17,357

Deferred revenue, net of current portion                         2,338                 -                 -             2,338
Other liabilities                                                  376                 -                 -               376
                                                           -----------       -----------       -----------       -----------
       Total liabilities                                        17,683             1,791               597            20,071
                                                           -----------       -----------       -----------       -----------

Stockholders' equity:
  Common stock                                                      15               679              (679) A             15
  Additional paid in capital                                   275,037             8,146            11,682  A        294,865
  Note receivable from stockholders                             (1,372)                -                 -            (1,372)
  Deferred compensation                                         (2,690)                -                 -            (2,690)
  Accumulated comprehensive income                                 515                15               (15) A            515
  Accumulated deficit                                          (60,723)           (8,363)            8,363  A        (60,723)
                                                           -----------       -----------       -----------       -----------
       Total stockholders' equity                              210,782               477            19,351           230,610
                                                           -----------       -----------       -----------       -----------

       Total liabilities and stockholders' equity          $   228,465       $     2,268       $    19,948        $  250,681
                                                           ===========       ===========       ===========       ===========

The accompanying notes are an integral part of these unaudited financial statements.

                               TUT SYSTEMS, INC.
             UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
                     (IN THOUSANDS EXCEPT PER SHARE DATA)

                                                                 Three Months Ended March 31, 2000
                                                  ---------------------------------------------------------------------
                                                     Tut              Xstremis            Adjustments         Pro Forma
                                                  ----------          --------            -----------         ---------
Revenues
     Product and services                         $   16,164          $        -          $        -          $   16,164
     License and royalty                                 310                   -                   -                 310
                                                  ----------          ----------          ----------          ----------
          Total revenues                              16,474                   -                   -              16,474

     Cost of goods sold                                9,137                   -                   -               9,137
                                                  ----------          ----------          ----------          ----------

Gross margin                                           7,337                   -                   -               7,337
                                                  ----------          ----------          ----------          ----------

Operating expenses
     Sales and marketing                               4,819                 247                   -               5,066
     Research and development                          3,183                  74                   -               3,257
     General and administrative                        2,175                 361                   -               2,536
     In-process research and development                 800                   -                   -                 800
     Amortization of intangibles                         746                   -               1,011 B             1,757
     Noncash compensation expense                        114                   -                   -                 114
                                                  ----------          ----------          ----------          ----------
          Total operating expenses                    11,837                 682               1,011              13,530
                                                  ----------          ----------          ----------          ----------

Loss from operations                                  (4,500)               (682)             (1,011)             (6,193)

Interest expense                                        (310)                  -                   -                (310)
Interest income and other                                575                  30                   -                 605
                                                  ----------          ----------          ----------          ----------
     Loss before income taxes                         (4,235)               (652)             (1,011)             (5,898)

Income tax expense                                         1                   -                   -                   1
                                                  ----------          ----------          ----------          ----------
     Net loss                                         (4,236)               (652)             (1,011)             (5,899)

Dividend accretion on preferred stock                      -                   -                   -                   -
                                                  ----------          ----------          ----------          ----------

Net loss attributable to common stockholders      $   (4,236)         $     (652)         $   (1,011)         $   (5,899)
                                                  ==========          ==========          ==========          ==========

Net loss per share attributable to common
     stockholders, basic and diluted              $    (0.34)         $    (0.04)                             $    (0.46)
                                                  ==========          ==========                              ==========

Shares used in computing net loss per share
     attributable to common stockholders,
     basic and diluted                                12,435              16,718                 439              12,874
                                                  ==========          ==========          ==========          ==========

  The accompanying notes are an integral part of these financial statements.

                               TUT SYSTEMS, INC.
             UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
                     (IN THOUSANDS EXCEPT PER SHARE DATA)

                                                                     Year Ended December 31, 1999
                                                --------------------------------------------------------
                                                   Tut         Xstreamis      Adjustments     Pro Forma
                                                ---------     ----------      -----------    -----------
Revenues
  Product and services                          $  26,266     $    12        $     -         $    26,278
  License and royalty                               1,541           -              -               1,541
                                                ---------     -------        -------         -----------
      Total revenues                               27,807          12              -              27,819

Cost of goods sold                                 15,459           4              -              15,463
                                                ---------     -------        -------         -----------

Gross margin                                       12,348           8              -              12,356
                                                ---------     -------        -------         -----------

Operating expenses
  Sales and marketing                              10,523         469              -              10,992
  Research and development                          7,618       1,031              -               8,649
  General and administrative                        4,429       1,294              -               5,723
  In-process research and development               2,600           -             -               2,600
  Amortization of intangibles                          52           -          4,044 B             4,096
  Noncash compensation expense                        455           -              -                 455
                                                ---------     -------        -------         -----------

      Total operating expenses                     25,677       2,794          4,044              32,515
                                                ---------     -------        -------         -----------


Loss from operations                              (13,329)     (2,786)        (4,044)            (20,159)

Interest expense                                     (608)          -              -                (608)
Interest income and other                          (2,204)         28              -               2,232
                                                ---------     -------        -------         -----------

Loss before income taxes                          (11,733)     (2,758)        (4,044)            (18,535)
Income tax expense                                      1           -              -                   1
                                                ---------     -------        -------         -----------

Net loss                                          (11,734)     (2,758)        (4,044)            (18,536)
Dividend accretion on preferred stock                 235           -              -                 235
                                                ---------     -------        -------         -----------

Net loss attributable to common stockholders    $ (11,969)    $(2,758)       $(4,044)        $   (18,771)
                                                =========     =======        =======         ===========

Net loss per share attributable to common
stockholders, basic and diluted                 $   (1.12)    $ (0.19)                       $     (1.68)
                                                =========     =======                        ===========

Shares used in computing net loss per
  share attributable to common
  stockholders, basic and diluted                  10,729      14,447            439              11,168
                                                =========     =======        =======         ===========


  The accompanying notes are an integral part of these financial statements.

                               TUT SYSTEMS, INC.
          NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)



NOTE 1 - BASIS OF PRESENTATION:

   The pro forma combined financial information give effect to Tut's acquisition of Xstreamis consummated on May 26, 2000. The acquisition will be accounted for as purchase. Xstreamis stockholders and optionholders received an aggregate total of 450,000 shares of Tut common stock and shares subject to options.

   The pro forma combined financial information has been prepared on the basis of assumptions described in the following notes and include assumptions relating to the allocation of the consideration paid for the assets and liabilities based on estimated of their fair values.

   The Unaudited Pro Forma Combined Statement of Operations for the year ended December 31, 1999 gives effect to the acquisition as if it had taken place on January 1, 1999. The Unaudited Pro Forma Combined Balance Sheet as of December 31, 1999 gives effect to the acquisition as if it had taken place on December 31, 1999.

   The Unaudited Pro Forma Combined Statement of Operations for the three months ended March 31, 2000 gives effect to the acquisition as if it had taken place on January 1, 2000. The Unaudited Pro Forma Combined Balance Sheet as of March 31, 2000 gives effect to the acquisition as if it had taken place on March 31, 2000.

   The pro forma combined financial information is not necessarily indicative of what the actual financial results would have been had the transaction taken place as of the beginning of the periods presented and do not purport to be indicative of the results of future operations.

NOTE 2 - PURCHASE PRICE ALLOCATION:

   The unaudited pro forma combined information reflects a total purchase price for the Xstreamis acquisition of $19.8 million. The Xstreamis acquisition was consummated on May 26, 2000. The stockholders of Xstreamis received 439 shares of Tut common stock and $100 in cash on a pro-rata basis among the shareholders in exchange for 16,843 shares of Xstreamis. Additionally, Tut exchanged fully vested stock options to purchase 11 shares of Tut common stock for fully vested stock options to purchase 417 Xstreamis shares. The Company valued the options using the Black-Scholes option pricing model, applying an average expected life of four years, a weighted average risk free rate of 6%, an expected dividend yield of zero percent, a volatility of 80% and a deemed fair value of common stock of $41.75.

                               TUT SYSTEMS, INC.
          NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)


   The Company's allocation of the aggregate purchase price to the tangible and identifiable assets acquired in connection with the Xstreamis acquisition has been based on a preliminary analysis by the Company:

                                                                     March 31,
                                                                     ---------
                                                                       2000

   Net liabilities assumed                                           $    (120)
   Purchased technology                                                  7,180
   Assembled workforce                                                     410
   Goodwill                                                             12,358
                                                                     ---------

          Total purchase price                                       $  19,828
                                                                     =========

   Net liabilities assumed are derived as follows:
     Total stockholders' equity                                      $     477
     Transaction costs accrued                                            (597)
                                                                     ---------

          Total                                                      $    (120)
                                                                     =========

                               TUT SYSTEMS, INC.
          NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)


NOTE 3 - UNAUDITED PRO FORMA COMBINED NET LOSS PER SHARE:

   The net loss per share and shares used in computing the net loss per share for the three months ended March 31, 2000 and for the year ended December 31, 1999 is based upon the Tut historical weighted average common shares outstanding together with the shares issued in the transactions as if such shares were issued January 1, 2000 and January 1, 1999, respectively. Common stock issuable upon the conversion of convertible preferred stock and exercise of Tut stock options and warrants has been excluded as the effect would be anti-dilutive.

NOTE 4 - PURCHASE ADJUSTMENTS:

   The following adjustments were applied to the pro forma combined financial information:

   (A) To reflect the issuance of shares in the acquisition and to record estimated transactions costs and other assets and liabilities at their fair values.

   (B) To reflect amortization of goodwill and other intangibles related to the acquisition over their estimated useful lives of five years for goodwill and purchased technology and three years for assembled workforce.